Organization and Nature of Operations (Tables)	9 Months Ended
Sep. 30, 2015
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Schedule of Anti-Dilutive Shares Outstanding

All potentially dilutive common shares were excluded from the computation of diluted shares outstanding as they would have an anti-dilutive impact on the Company’s net losses and consisted of the following:

	September 30, 2015	December 31, 2014
Total stock warrants	2,694	-